UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 2, 2015

                                 AMERICANN, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                      000-54231                27-4336843
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(State or other jurisdiction      (Commission File No.)     (IRS Employer
 of incorporation)                                           Identification No.)

                          3200 Brighton Blvd. Unit 114
                                Denver, CO 80216
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (303) 862-9000



          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02.  Termination of Material Definitive Agreement

     On July 31, 2014 the Company closed on an all cash purchase of a five-acre parcel of land located in north central Denver, Colorado. The total purchase price the Company paid for the property was $2,250,000.

     On May 4, 2015 the Company entered into an agreement to sell the property for a total purchase price of $2,500,000. The closing of the transaction was scheduled to take place on or before July 3, 2015. The prospective buyer did not purchase the property and the Company now has the right to develop the property or to sell the property to other parties.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2015
                                      AMERICANN, INC.


                                      By /s/ Timothy Keogh
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                                         Timothy Keogh, Chief Executive Officer